                                                                  Exhibit 10.5.2
                                                     Name:  John R. Adams, M.D.
                                                           --------------------


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
            L.L.C.                          PERCENTAGE                    CASH
           OWNERSHIP                         OWNERSHIP                   AMOUNT
       --------------------                 ----------                  -------
            $30,000                             2%                      $39,000






                                            ------------------------------------
                                            Name:  John R. Adams, M.D.


May ____, 2002